Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Diamond Communications LLC 120 Mountain Avenue Springfield, NJ 07081

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of cellular sites and the related tenant leases in connection with the proposed offering of Diamond Issuer LLC Fixed Rate, Secured Cellular Site Revenue Notes, Series 2021-1. Diamond Communications LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 13, 2021, representatives of Barclays, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout (the “Statistical Data File”) containing data with respect to 1,065 cellular sites (the “Cellular Sites”) and the related 1,440 tenant leases (the “Tenant Leases”) associated with the Cellular Sites and (ii) a listing (the “Sample Listing”) of 50 Cellular Sites (the “Sample Sites”) and 63 Tenant Leases related to the Sample Sites (the “Sample Tenant Leases”). We make no representations as to the selection criteria used in determining the Sample Sites or the Sample Tenant Leases.

File Review Procedures of the Sample Sites:

For each Sample Site, we performed comparisons of the cellular site characteristics (the “Cellular Site Characteristics”) set forth on the Statistical Data File and indicated below.

Cellular Site Characteristics

1. Asset identification number (for informational purposes only) 2. Site state 3. Land interest 4. Tower type 5. Tower height	6. Monthly ground rent expense* 7. Monthly revenue share expense* 8. Monthly expense reimbursement* 9. Monthly operating expenses* 10 .Final ground lease expiration date (if applicable)

*	As of September 23, 2021

Member of

Deloitte Touche Tohmatsu Limited

We compared Cellular Site Characteristic 2. to the ground lease agreement or any amendments thereto (collectively, the “Ground Lease Agreement”), “Deed,” “Easement Agreement” or FirstEnergy Master Lease Agreement, FirstEnergy Master Purchase Agreement or other FirstEnergy related correspondence (collectively, the “FirstEnergy Documentation”).

We compared Cellular Site Characteristic 3. to the (i) Ground Lease Agreement, for those Sample Sites whose land interest is “LL” (as indicated on the Statistical Data File), (ii) Easement Agreement, for those Sample Sites whose land interest is “easement” or “PE” (as indicated on the Statistical Data File), (iii) Deed, for those Sample Sites whose land interest is “owned” (as indicated on the Statistical Data File) or (iv) FirstEnergy Documentation, for those Sample Sites whose land interest is “ROU” (as indicated on the Statistical Data File).

We compared Cellular Site Characteristics 4. and 5. to photographs, construction drawings, site audits, engineering reports, seller documents or other Company documents (collectively, the “Asset Reports”). Further, for purposes of our comparisons of Cellular Site Characteristic 5., differences of ten feet or less are deemed to be “in agreement.”    Additionally, for those Sample Sites whose tower type is identified on the Statistical Data File as “Land Site,” we did not perform any procedures with respect to the related Cellular Site Characteristics 4. and 5.

With respect to Cellular Site Characteristic 6., for those Sample Sites whose the “land interest” on the Statistical Data File was (i) not indicated as “LL”, “PE” or “E” we observed a value of zero on the Statistical Data File; (ii) indicated as “LL”, we compared the monthly ground rent expense to the corresponding amount set forth on or derived from the Ground Lease Agreement, or (iii) indicated as “PE” or ”E”, we compared the monthly ground rent expense to the corresponding amount set forth on or derived from the Easement Agreement. Further, for purposes of such comparisons, differences of 2.5% or less of the monthly ground rent expense indicated on the Statistical Data File are deemed to be “in agreement.”

With respect to Cellular Site Characteristic 7., for those Sample Sites whose the “land interest” on the Statistical Data File was (i) indicated as “Owned” or “PE,” we observed a value of zero on the Statistical Data File or (ii) indicated as “ROU” or “LL,” we compared the monthly revenue share expense to the corresponding amount set forth on or derived from the “Revenue Share Schedules.” Further, for purposes of such comparisons, differences of 2.5% or less of the monthly revenue share expense indicated on the Statistical Data File are deemed to be “in agreement.”

We compared Cellular Site Characteristics 8. and 9. to the corresponding information set forth on or derived from schedules, provided to us by the Company, containing certain accounting information (the “Accounting Schedules”). Further, for purposes of such comparisons, differences of 2.5% or less of the monthly expense reimbursement or monthly operating expense, as applicable, indicated on the Statistical Data File are deemed to be “in agreement.”

We compared Cellular Site Characteristic 10. to the Ground Lease Agreement. Further, for purposes of such comparisons, differences of thirty days or less are deemed to be “in agreement.”

The Cellular Site documents described above and any other related documents used in support of the Cellular Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Cellular Site Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Cellular Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Cellular Site Documentation. In addition, we make no representations as to whether the Cellular Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each Sample Tenant Lease, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Tenant Lease Characteristics

1. Lease identification number (for informational purposes only) 2. Parent 3. Monthly revenue* 4. Technology classification 5. Lease current expiration date	6. Lease final expiration date 7. Lease escalation frequency 8. Escalation amount 9. Billing frequency 10. Investment grade

*	As of September 23, 2021

We compared Tenant Lease Characteristics 2. through 9. to the corresponding information set forth on or derived from tenant lease agreement and amendments (collectively, the “Tenant Lease Agreement”). Further, for purposes of our comparisons of (i) Tenant Lease Characteristic 3., differences of 2.5% or less of the monthly revenue indicated on the Statistical Data File are deemed to be “in agreement” and (ii) Tenant Lease Characteristics 5. and 6., differences of 30 days or less are deemed to be “in agreement.”

We compared Tenant Lease Characteristic 10. to the parent investment rating spreadsheet (the “Rating Spreadsheet”).

The tenant lease documents indicated above and any other related documents provided in support of the Tenant Lease Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Cellular Site Characteristics and Tenant Lease Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Cellular Site Documentation and Tenant Lease Documentation, respectively.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Cellular Sites or Tenant Leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Cellular Sites or Tenant Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 28, 2021